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                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

     Filed by the Registrant [ ]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ]   Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [ ]   Definitive Proxy Statement

     [ ]   Definitive Additional Materials

     [X]   Soliciting Material Pursuant to Section 240.14a-12

                           INVISION TECHNOLOGIES, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [ ]  No fee required

     [ ] Fee computed on table below per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or Item 22(a)(2) of Schedule 14A.


        (1)  Title of each class of securities to which transaction applies:

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        (2)  Aggregate number of securities to which transaction applies:

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        (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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        (4)  Proposed maximum aggregate value of transaction:

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        (5)  Total fee paid:

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     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)  Amount Previously Paid:

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        (2)  Form, Schedule or Registration Statement No.:

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        (3) Filing Party:

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        (4) Date Filed:

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
A. ON APRIL 23, 2004, INVISION PRESENTED THE FOLLOWING SLIDE TO ITS EMPLOYEES REGARDING THE PENDING ACQUISITION OF INVISION BY GENERAL ELECTRIC COMPANY:

                                                    [InVision Technologies Logo]

GE MERGER / ACQUISITION - UPDATE


o    Consideration: $50 per share cash

o    Anticipate closing second half of 2004

o    Proxy statement will be mailed upon completion of SEC review process

o    Closing subject to competition clearances and INVN stockholder approval

o    GE presently conducting Confirmatory Due Diligence

[GE logo]

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                                                    [InVision Technologies Logo]

ADDITIONAL INFORMATION ABOUT THE PROPOSED ACQUISITION
AND WHERE YOU CAN FIND IT

In connection with the proposed acquisition by GE, InVision has filed a proxy statement and other relevant materials with the Securities and Exchange Commission (SEC). When the proxy statement has completed review by the SEC, it will be mailed to all holders of InVision common stock. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED ACQUISITION, INVESTORS AND STOCKHOLDERS OF INVISION ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. The proxy statement and other relevant materials, and any other documents filed by InVision with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov. In addition, investors and stockholders of InVision may obtain free copies of the documents filed with the SEC by contacting InVision Investor Relations at (510) 739-2511 or InVision Technologies, Inc., 7151 Gateway Boulevard, Newark, CA 94560. You may also read and copy any reports, statements and other information filed by InVision with the SEC at the SEC public reference room at 450 Fifth Street, N.W. Room 1200, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC's website for further information on its public reference room.

InVision and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the InVision stockholders in favor of the proposed acquisition. Certain executive officers and directors of InVision have interests in the acquisition that may differ from the interests of stockholders generally, including acceleration of vesting of stock options and continuation of director and officer insurance and indemnification. These interests are described in the proxy statement.